Exhibit 99.1

INVESTOR RELATIONS: John Merriwether, 866-248-3872 InvestorRelations@amctheatres.com MEDIA CONTACTS: Ryan Noonan, (913) 213-2183 rnoonan@amctheatres.com

FOR IMMEDIATE RELEASE

AMC ENTERTAINMENT HOLDINGS, INC. ANNOUNCES

PRICING OF FIRST LIEN NOTES AND NEW 1L TERM LOAN FACILITY

LEAWOOD, KANSAS – September 23, 2026: AMC Entertainment Holdings, Inc. (NYSE: AMC) (the “Company,” or “AMC”), announced today that it has priced $2,000 million aggregate principal amount of 8.875% first lien notes due 2031 (the “Notes”) in a private offering (the “Offering”). The Company also announced that it has priced $850 million of first lien term loans, bearing interest at SOFR plus 4.50% with an original issue discount of 1.50%, to be incurred under a new term loan facility (the “New 1L Term Loan Facility”). The Offering and the New 1L Term Loan Facility, together with the Company’s previously announced $1,120 million second lien term loan facility with Deutsche Bank AG New York Branch (the “New 2L Term Loan Facility” and, together with the New 1L Term Loan Facility, the “New Term Loan Facilities”), are expected to close on or around October 5, 2026, subject to customary closing conditions.

The Notes and New Term Loan Facilities will be guaranteed on a senior secured basis by certain of the Company’s existing and future direct or indirect wholly-owned subsidiaries, including Muvico, LLC (“Muvico”), Odeon Cinemas Group Limited (“OCGL”) and certain subsidiaries of OCGL.

The net proceeds from the Offering, together with the proceeds from the New Term Loan Facilities, and cash on hand, will be used (i) to fund the tender offer (the “Tender Offer”) for the Company’s outstanding 7.500% Senior Secured Notes due 2029 (the “AMC Secured Notes”), (ii) to fund the redemption on or about February 15, 2027 of any AMC Secured Notes that are not tendered or accepted for purchase in the tender offer, (iii) to fund the redemption in full of Muvico’s $903.4 million aggregate principal amount of Senior Secured Notes due 2029 (the “Muvico 1.5L Notes”), (iv) to repay the Company’s existing term loan facility in full, (v) to repay in full the existing term loan facility of Odeon Finco PLC, a wholly-owned direct subsidiary of OCGL and an indirect subsidiary of AMC, and (vi) to pay related fees, costs, premiums and expenses in connection with such transactions. In connection with the Offering, the Company expects to deliver a notice of conditional full redemption to holders of the Muvico 1.5L Notes to redeem the Muvico 1.5L Notes in full (the “Redemption”). The Tender Offer is, and the Redemption is expected to be, conditioned upon the consummation of the Offering and entry into the New Term Loan Facilities and/or other debt financing transactions resulting in aggregate gross proceeds to the Company of at least $3,970 million, contemporaneously with or prior to the applicable settlement date or redemption date.

The Notes and related guarantees were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

This press release does not constitute a notice of redemption of the Muvico 1.5L Notes or the AMC Secured Notes. Information concerning the terms and conditions of the Redemption will be described in the notice of conditional full redemption to be distributed to holders of the Muvico 1.5L Notes by the trustee under the indenture governing the Muvico 1.5L Notes. Information concerning the terms and conditions of the Tender Offer is described in the Offer to Purchase, dated September 21, 2026.

About AMC Entertainment Holdings, Inc.

AMC is the largest movie exhibition company in the United States, the largest in Europe and the largest throughout the world with approximately 850 theatres and 9,600 screens across the globe. AMC has propelled innovation in the exhibition industry by: deploying its signature power-recliner seats; delivering enhanced food and beverage choices; generating greater guest engagement through its loyalty and subscription programs, website, and mobile apps; offering premium large format experiences and playing a wide variety of content including the latest Hollywood releases and independent programming.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements the Company makes regarding the transactions described herein, including the anticipated terms, timing and completion of the Offering and the New Term Loan Facilities and the expected use of proceeds therefrom, including the Tender Offer and the Redemption, impacts of the industry box office in North America and European industry attendance, the Company’s expected revenue, net loss, capital expenditures, diluted loss per share, Adjusted EBITDA and estimated cash and cash equivalents, the potential for sustained growth, the Company’s cash generation potential, the potential for further debt equitization, the ability to achieve the Company’s AMC Go Plan, the Company’s financial runway and the continued box office recovery as well as the future box office outlook, including with respect to the full year 2026, changing market dynamics and capitalizing on opportunities to further strengthen AMC’s balance sheet. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to: the sufficiency of AMC’s existing cash and cash equivalents and available borrowing capacity; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the effectiveness of the refinancing transactions completed in the third quarter of 2025 and the ability to further equitize existing debt; increased use of alternative film delivery methods or other forms of entertainment; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its ability to meet its covenants and limitations on AMC's ability to take advantage of certain business opportunities imposed by such covenants; shrinking exclusive theatrical release windows; the seasonality of AMC’s revenue and working capital; intense competition in the geographic areas in which AMC operates; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; motion picture production, promotion, marketing, and performance including labor stoppages affecting the production, supply and release schedule of theatrical motion picture content and choice of distributors to release fewer feature-length films as a result of the additional financial burden imposed by tariffs; the use of artificial intelligence (“AI”) technology in the filmmaking process and audience acceptance of movies made utilizing AI technology; general and international economic, political, regulatory and other risks, including but not limited to rising interest rates; AMC’s lack of control over distributors of films; limitations on the availability of capital, including on the authorized number of shares of the Company’s Class A common stock (the “Common Stock”); dilution of voting power caused by recent sales of Common Stock and through the issuance of Common Stock underlying Muvico’s exchangeable notes and the issuance of preferred stock; future offerings of debt, which would be senior to the Common Stock for purposes of distributions or upon liquidation, and which could adversely affect the market price of the Common Stock; AMC’s ability to achieve expected synergies, benefits and performance from its strategic initiatives; AMC’s ability to refinance its indebtedness on favorable terms; AMC’s ability to optimize its theatre circuit; limitations on AMC’s ability to utilize interest expense deductions annually under Section 163(j) of the Internal Revenue Code of 1986, as amended, as amended by the One Big Beautiful Bill Act of 2025; AMC’s ability to recognize interest deduction carryforwards, net operating loss carryforwards, and other tax attributes to reduce future tax liability; supply chain disruptions, labor shortages, increased cost and inflation; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, the Company cautions you against relying on forward-looking statements, which speak only as of the date they are made.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” and elsewhere in the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as the Company’s other filings with the SEC, copies of which may be obtained by visiting the Company’s Investor Relations website at investor.amctheatres.com or the SEC’s website at www.sec.gov.

AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

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